UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:
January 4, 2006

(Date of Earliest Event Reported: December 31, 2005)

EL PASO EXPLORATION & PRODUCTION COMPANY
(Formerly El Paso Production Holding Company)
(Exact name of Registrant as specified in its charter)

Delaware	33-106586	76-0637534
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 31, 2005, El Paso Exploration & Production Company (“EEPC”) (formerly known as El Paso Production Holding Company) entered into a Fourth Supplemental Indenture to that certain Indenture, dated as of May 23, 2003 (as amended and supplemented, the “Indenture”), among EEPC, as Issuer, the Subsidiary Guarantors from time to time party thereto and Wilmington Trust Company, as Trustee. The Fourth Supplemental Indenture was entered into among EEPC, as Issuer, El Paso Production Company, Medicine Bow Energy Corporation, Medicine Bow Operating Company, MBOW Four Star Corporation, El Paso E&P Company, L.P. (formerly known as El Paso Production Oil & Gas USA, L.P.) (“El Paso E&P”), El Paso Production Oil & Gas Company (“El Paso POG”), El Paso E&P Holdings, Inc. (formerly known as El Paso Production Oil & Gas Holdings, Inc.) (“El Paso Holdings”), El Paso Production Resale Company (“El Paso Resale”), El Paso Energy Oil Transmission, L.L.C. (“El Paso Transmission”) and El Paso Production Oil & Gas Gathering, L.P. (“El Paso Gathering”), as Subsidiary Guarantors, and Wilmington Trust Company, as Trustee. The Fourth Supplemental Indenture added El Paso E&P, El Paso POG, El Paso Holdings, El Paso Resale, El Paso Transmission and El Paso Gathering, acquired as described in Item 2.01 below, as Subsidiary Guarantors under the Indenture and reflected the merger of two former Subsidiary Guarantors with and into El Paso E&P. Each of the Subsidiary Guarantors is a direct or indirect wholly owned subsidiary of EEPC.  The Fourth Supplemental Indenture is attached as Exhibit 4.A and incorporated into this Item 1.01 by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 31, 2005, EEPC’s parent, El Paso Corporation, made a capital contribution to EEPC of the following companies, which are now wholly owned direct or indirect subsidiaries of EEPC: El Paso E&P, El Paso POG, El Paso Holdings, El Paso Resale, El Paso Transmission and El Paso Gathering.

Item 8.01 Other Events

On December 31, 2005, El Paso Production Holding Company changed its name to El Paso Exploration & Production Company.

On December 31, 2005, pursuant to the capital contribution described in Item 2.01 above, El Paso E&P became a wholly owned indirect subsidiary of EEPC. El Paso E&P is a party to a certain Credit Agreement, dated as of November 3, 2005 (the “E&P Credit Agreement”), among El Paso Corporation and El Paso E&P, as Borrowers, Fortis Capital Corp., as Administrative Agent, Arranger and Bookrunner, and the several Lenders party from time to time thereto. The E&P Credit Agreement is incorporated by reference into this Current Report on Form 8-K as Exhibit 10.A. On December 20, 2005, in anticipation of the capital contribution described in Item 2.01 above and related transactions, El Paso E&P entered into a First Amendment, Consent and Waiver Agreement (the “First Amendment”) among El Paso Corporation and El Paso E&P, as Borrowers, Fortis Capital Corp., as Administrative Agent for the Lenders, and the several Lenders party from time to time thereto. The First Amendment is attached hereto as Exhibit 10.B.

On December 31, 2005, pursuant to the terms of the Amended and Restated Credit Agreement, dated as of October 31, 2005 (the “EEPC Credit Agreement”), among EEPC, El Paso Production Company, El Paso Energy Raton Corporation and El Paso Production GOM Inc., as Borrowers, Fortis Capital Corp., as Administrative Agent, Joint Lead Arranger and Joint Bookrunner, The Royal Bank of Scotland, plc, as Joint Lead Arranger, Joint Bookrunner and Syndication Agent, The Bank of Nova Scotia, as Joint Lead Arranger and Co-Documentation Agent, Societe Generale, as Co-Documentation Agent, Westlb AG, New York Branch, as Co-Documentation Agent, and the several Lenders from time to time party thereto, each of El Paso E&P, El Paso POG, El Paso Holdings, El Paso Resale, El Paso Transmission and El Paso Gathering became guarantors under the EEPC Credit Agreement. The EEPC Credit Agreement and form of Guarantee Agreement were each filed as exhibits to EEPC’s Current Report on Form 8-K on October 24, 2005.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

In accordance with Item 9.01(a)(4), financial statements required by this Item will be included in our 2005 Annual Report on Form 10-K, which will be filed within 71 days after this report on Form 8-K.

(d)	Exhibits.

Exhibit Number	Description

4.A
Fourth Supplemental Indenture, dated as of December 31, 2005, among El Paso Exploration & Production Company, as Issuer, El Paso Production Company, Medicine Bow Energy Corporation, Medicine Bow Operating Company, MBOW Four Star Corporation, El Paso E&P Company, L.P., El Paso Production Oil & Gas Company, El Paso E&P Holdings, Inc., El Paso Production Resale Company, El Paso Energy Oil Transmission, L.L.C. and El Paso Production Oil & Gas Gathering, L.P., as Subsidiary Guarantors, and Wilmington Trust Company, as Trustee.

10.A
Credit Agreement, dated as of November 3, 2005, among El Paso Corporation and El Paso Production Oil & Gas USA, L.P., as Borrowers, Fortis Capital Corp., as Administrative Agent, Arranger and Bookrunner, and the several Lenders party from time to time thereto.

10.B
First Amendment, Consent and Waiver Agreement, dated as of December 20, 2005, among El Paso Corporation and El Paso Production Oil & Gas USA, L.P., as Borrowers, Fortis Capital Corp., as Administrative Agent for the Lenders, and the several Lenders party from time to time thereto.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO EXPLORATION & PRODUCTION COMPANY

By:	/s/ Gene T. Waguespack
Gene T. Waguespack
Senior Vice President, Chief Financial Officer, Treasurer and Controller
(Principal Financial and Accounting Officer)

Dated:  January 4, 2006

EXHIBIT INDEX

Exhibit Number	Description

4.A
Fourth Supplemental Indenture, dated as of December 31, 2005, among El Paso Exploration & Production Company, as Issuer, El Paso Production Company, Medicine Bow Energy Corporation, Medicine Bow Operating Company, MBOW Four Star Corporation, El Paso E&P Company, L.P., El Paso Production Oil & Gas Company, El Paso E&P Holdings, Inc., El Paso Production Resale Company, El Paso Energy Oil Transmission, L.L.C. and El Paso Production Oil & Gas Gathering, L.P., as Subsidiary Guarantors, and Wilmington Trust Company, as Trustee.

10.A
Credit Agreement, dated as of November 3, 2005, among El Paso Corporation and El Paso Production Oil & Gas USA, L.P., as Borrowers, Fortis Capital Corp., as Administrative Agent, Arranger and Bookrunner, and the several Lenders party from time to time thereto.

10.B
First Amendment, Consent and Waiver Agreement, dated as of December 20, 2005, among El Paso Corporation and El Paso Production Oil & Gas USA, L.P., as Borrowers, Fortis Capital Corp., as Administrative Agent for the Lenders, and the several Lenders party from time to time thereto.